SELIGMAN
                            ========================
                                     SELECT
                            ========================
                                    MUNICIPAL
                                   FUND, INC.


                                    [GRAPHIC]



                          [J. & W. SELIGMAN & CO. LOGO]

                                  Annual Report
                                December 31, 1999




                      Seligman Select Municipal Fund, Inc.
                                   Managed by

                          [J. & W. SELIGMAN & CO. LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017


                     Photo: Courtesy Michigan Travel Bureau

                                                                    CESEL2 12/99

================================================================================
To the Stockholders

The fiscal year ended December 31, 1999 was one of the most difficult ever for the fixed-income markets and for Seligman Select Municipal Fund, and investment results were thus disappointing. It is important to realize that the Fund responded to last year's environment similarly to other fixed-income investments. When interest rates move higher, as they did dramatically last year, the value of fixed-income securities fall, producing negative rates of return.

     The past year was one of transition for international and domestic financial markets. In 1998, many market observers feared that the US would be unable to withstand the global financial crisis and would itself be pulled into a recession. The US Federal Reserve Board reacted by lowering the federal funds rate three times during that year. This response, combined with similar actions by central banks around the world, was successful and allowed global economies to recover.

     The US not only avoided recession, but economic growth continued to be robust. As economic activity around the world accelerated, the US Federal Reserve Board became concerned that the ongoing strength of the US economy, combined with the looser monetary policy of 1998, would produce inflationary pressures. This led the Fed to increase the federal funds rate three times during 1999, reversing all of 1998's rate cuts. So far in 2000, there has been one 25 basis point rate increase by the Fed.

     The Fed's more restrictive policy, along with increased inflation concerns in the market, drove bond yields steadily higher during the year. The 30-year US government bond yield increased by nearly 140 basis points over the course of the year. The municipal market mostly avoided this turmoil during the first half of the year, and yields and prices remained fairly stable. A slowdown in new-issue supply and already high relative yields for these bonds kept the municipal market from falling as much as the Treasury market. By the end of the fiscal year, however, municipal yields had risen to 6%, up from 5% at the beginning of the year.

     We believe that the US economy will begin to slow as the year progresses, in line with stated Federal Reserve Board policy. This should allow interest rates to stabilize and perhaps to fall modestly. Municipal bonds remain attractive for many investors and currently offer after-tax yields that are very competitive with taxable bonds. For example, the taxable-equivalent yield for municipal bonds, as measured by the Bond Buyer 20 Bond Index, was 9.93% at year end for investors in the top federal tax bracket of 39.6%. At this time, the 30-year US Treasury bond was yielding 6.44%. We are also optimistic about the municipal market because the strong economy has allowed many states, cities, and municipalities to improve their financial conditions, and thus improve credit ratings for their bonds.

     We thank you for your continued support of Seligman Select Municipal Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, and the Fund's portfolio of investments, financial statements and performance history, follow this letter.


By order of the Board of Directors,


/s/ William C. Morris                                        /s/ Thomas G. Moles
---------------------                                        -------------------
William C. Morris                                            Thomas G. Moles
Chairman                                                     President


February 4, 2000

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES


[GRAPHIC]

SELIGMAN MUNICIPALS TEAM: (STANDING FROM LEFT) AUDREY KUCHTYAK, THERESA BARTON, DEBRA McGUINNESS, (SEATED) EILEEN COMERFORD, THOMAS G. MOLES (PORTFOLIO MANAGER)



WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN SELECT MUNICIPAL FUND'S PERFORMANCE OVER THE PAST FISCAL YEAR?

     Interest rates rose sharply throughout 1999, making it one of the most difficult years ever for fixed-income investments, including Seligman Select
Municipal Fund. As 1999 began, the outlook for bonds was positive, but progressively worsened during the year. At the start of 1999, market experts predicted that economic growth would slow, thus quelling inflation fears and pushing interest rates lower. However, as the year progressed, the economy proved remarkably strong, spurred by improving overseas markets, confident consumers, and low unemployment. The strength of the economy caused the Federal Reserve Board to raise the federal funds rate three times during the year, pushing yields on US Treasury bonds steadily higher. By December 31, 1999, the 30-year Treasury bond was yielding almost 6.5%, the highest level since September 1997. In contrast, yields on long-term municipal bonds remained relatively stable through most of the first half of 1999. A combination of slowing municipal supply and attractive yields on a relative basis prevented municipal yields from increasing to the same extent as Treasury yields. By the second half of 1999, however, investors had become increasingly concerned that interest rates would need to rise significantly in order to slow economic activity, and municipal yields began to rise sharply, at times outpacing the increase in Treasury yields. By year-end, municipal yields had risen to 6%, the highest level in over three-and-a-half years.

WHAT WAS YOUR STRATEGY DURING THE YEAR?

     In February 2000, Seligman Select Municipal Fund will celebrate its tenth anniversary. When the Fund was introduced, municipal bond yields were significantly higher than they are today. The higher-coupon bonds purchased during the Fund's early years are either currently callable or approaching their optional call dates. During the past year, we tried to mitigate the reinvestment risk posed by bond calls by gradually reducing the percentage of holdings with near-term call exposure. We reinvested bond sale proceeds at the higher market yields available during the year, thereby lessening the impact on the Fund's income distribution. As a result of this strategy, however, Seligman Select Municipal Fund's net asset value declined more than it would have had short-call bonds not been sold. Higher-coupon, short-call bonds are defensive securities, and are thus less sensitive to changes in interest rates.

================================================================================
WERE THERE ANY SECTOR-SPECIFIC ISSUES THAT CONCERNED YOU DURING THE FISCAL YEAR?

     Seligman Select Municipal Fund remains well diversified among the major sectors of the municipal marketplace. All sectors remain stable-to-improving with the exception of health care, which is vulnerable to further credit-quality deterioration mainly as a result of government cutbacks and the growth of managed care. Many well-managed health care providers that have achieved consistently sound finances are suddenly facing serious budget deficits. As a result of this alarming trend, we have been particularly diligent in monitoring the Fund's health care holdings. However, despite the current situation, the health care sector continues to offer selective opportunities. Through in-depth credit analysis, we endeavor to identify strong health care credits for inclusion in the Fund's portfolio.

A NUMBER OF MARKET EXPERTS EXPECT THAT INTEREST RATES WILL CONTINUE TO RISE. WHAT EFFECT WOULD SUCH AN ENVIRONMENT HAVE ON SELIGMAN SELECT MUNICIPAL FUND?

     It is our opinion that long-term municipal yields are at or near their highs. However, until the economy exhibits conclusive signs of slowing, rising interest rates remain a possibility. Increasing interest rates erode the value of fixed-income investments, including those held by Seligman Select Municipal Fund. However, several factors should help to mitigate the impact of higher interest rates on the value of the Fund's holdings. Despite having reduced positions of defensive short-call bonds, the Fund still contains substantial positions in these bonds. Additionally, the Fund is comprised mostly of triple-A-rated municipal bonds. (Seligman Select Municipal Fund must maintain a minimum of 80% of the portfolio in triple-A-rated bonds.) In general, higher-quality bonds outperform lower-quality bonds during periods of rising interest rates. Finally, any increase in long-term municipal yields is likely to be tempered by an anticipated slowdown in municipal issuance, comparable to what occurred during the first half of 1999, and should lessen the impact of rising rates on the municipal market.

WHAT CURRENT FACTORS BODE WELL FOR THE MUNICIPAL MARKET FOR THE COMING FISCAL YEAR?

     The positive aspects of the municipal market have been overshadowed by last year's rise in interest rates, which resulted in disappointing investment returns. Nevertheless, municipal bond funds remain an appropriate investment vehicle for many investors, continuing to offer attractive yields compared to the after-tax returns of taxable bond funds. Municipal funds also provide an attractive yield advantage relative to inflation, which has remained stable for most of the past decade. Further, the credit quality of the nation's states, cities, and municipalities continues to improve with many municipal issuers reporting record budget surpluses for the year. During 1999, credit-rating upgrades significantly outnumbered downgrades. Lastly, should equity market returns disappoint in the months ahead, the municipal market's record of relative safety and stability may begin to look more appealing to investors.

================================================================================
INVESTMENT RESULTS PER COMMON SHARE

TOTAL RETURNS*
For Periods Ended December 31, 1999

                                                                         Average Annual
                                                               ----------------------------------
                                                                                          Since
                                                    Three        One          Five      Inception
                                                   Months       Year          Years      2/15/90
                                                   ------       ----          -----     ---------
         Market Price**                            (6.03)%     (23.76)%       4.28%       4.46%

         Net Asset Value**                         (2.97)       (7.42)        5.92        7.08



PRICE PER SHARE

                                   December 31,    September 30,     June 30,     March 31,    December 31,
                                       1999            1999            1999         1999           1998
                                   ------------    -------------    ---------     ---------    ------------
         Market Price                $ 8.9375         $ 9.75         $10.875       $12.00         $12.5625

         Net Asset Value              10.62            11.22          11.67         12.20          12.29


DIVIDEND AND CAPITAL GAIN INFORMATION
For the Year Ended December 31, 1999
                                                                  Capital Gain (Loss)
                                                         ------------------------------------
                                      Dividends Paid+    Paid         Realized     Unrealized
                                      --------------     ----         --------     ----------
                                         $0.648         $0.066         $0.070      $(0.416)++

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on current market price at December 31, 1999, was 7.25%, which is equivalent to a taxable yield of 12.00% based on the maximum federal tax rate of 39.6%.

--------------------------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

 *    Returns for periods of less than one year are not annualized.

** These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

 + Preferred Stockholders were paid dividends at annual rates ranging from 2.995% to 3.95%. Earnings on the Fund's assets in excess of the Preferred dividend requirements constituted dividend income for Common Stockholders.

++ Represents the per share amount of unrealized depreciation of portfolio securities as of December 31, 1999.

================================================================================
PORTFOLIO OF INVESTMENTS                                      DECEMBER 31, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                               FACE                                                                RATINGS+
STATE                         AMOUNT                 MUNICIPAL BONDS                             MOODY'S/S&P        MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
ALABAMA--5.8%              $10,000,000  Jefferson County Sewer Rev.
                                          (Capital Improvement Warrants),
                                          5.125% due 2/1/2039.................................     Aaa/AAA           $ 8,336,800

                             5,000,000  McIntosh Industrial Development Board,
                  Environmental Facilities Rev. (CIBA Specialty
                                          Chemicals), 5.375% due 6/1/2028.....................      A2/AA-             4,293,800

ALASKA--2.3%                 4,700,000  Alaska Housing Finance Corp. (Collateralized
                                          Home Mortgage Rev.), 7.65% due 6/1/2024.............     Aaa/AAA             4,873,524

CALIFORNIA--17.1%            9,130,000  California Pollution Control Financing Authority
                   Sewage and Solid Waste Disposal Facilities
                         Rev. (Anheuser-Busch Project),
                                          5.75% due 12/1/2030*................................      A1/A+              8,567,135

                             4,100,000  Foothill/Eastern Transportation Corridor Agency
                                          Toll Road Rev., 5.75% due 1/15/2040.................    Baa3/BBB-            3,641,210

                             4,000,000  San Diego Public Facilities Financing Authority
                                          Sewer Rev. Series 1999-A,
                                          5% due 5/15/2029....................................     Aaa/AAA             3,401,880

                             5,700,000  San Diego Public Facilities Financing Authority
                                          Sewer Rev. Series 1999-B,
                                          5% due 5/15/2029....................................     Aaa/AAA             4,847,679

                            10,000,000  San Francisco City and County Airports
                    Commission Rev. (International Airport),
                                          6.30% due 5/1/2025*.................................     Aaa/AAA            10,095,200

                             6,000,000  San Joaquin Hills Transportation Corridor Agency
                   Rev. (Orange County Senior Lien Toll Road),
                                          6.75% due 1/1/20320.................................     Aaa/AAA             6,485,220

DELAWARE--2.4%               5,000,000  Delaware Economic Development Authority
                   Exempt Facilities Rev. (Delmarva Power and
                                          Light Co. Project), 7.60% due 3/1/2020*.............     Aaa/AAA             5,123,250

FLORIDA--0.7%                1,405,000  Florida Housing Finance Agency (Home Ownership
                                          Rev.), 7.90% due 3/1/2022*..........................      Aaa/NR             1,448,667

GEORGIA--3.6%                8,000,000  Georgia Housing and Finance
                                          Authority (Single Family Mortgage),
                                          6.10% due 6/1/2031..................................      NR/AAA             7,701,360

ILLINOIS--3.0%               7,500,000  Chicago GOs, 5.25% due 1/1/2028.......................     Aaa/AAA             6,514,200

INDIANA--2.4%                5,000,000  Indiana Employment Development Commission
                  Environmental Rev. (Public Service Company of
                                          Indiana Inc.), 7.50% due 3/15/2015*.................     Aaa/AAA             5,127,150

LOUISIANA--4.8%              8,940,000  Louisiana Public Facilities Authority Hospital Rev.
                                          (Southern Baptist Hospitals, Inc. Project), 8%
                                          due 5/15/2012++.....................................      NR/AAA            10,266,696

MASSACHUSETTS--1.9%          4,000,000  Massachusetts Bay Transportation Authority General
                                          Transportation System Rev., 5.625% due 3/1/2026o....     Aaa/AAA             4,164,360

---------------
See footnotes on page 7.

================================================================================
PORTFOLIO OF INVESTMENTS (continued)

-----------------------------------------------------------------------------------------------------------------------------------
                               FACE                                                                RATINGS+
STATE                         AMOUNT                 MUNICIPAL BONDS                             MOODY'S/S&P        MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN--0.8%             $ 2,000,000  Kalamazoo Hospital Finance Authority Rev.
                                          (Bronson Methodist Hospital),
                                          5.50% due 5/15/2028.................................      Aaa/NR           $ 1,792,720

NEVADA--3.3%                 7,000,000  Clark County Industrial Development Rev. (Nevada
                                          Power Company Project), 7.80% due 6/1/2020*.........     Aaa/AAA             7,226,660

NEW JERSEY--3.8%             7,000,000  New Jersey Economic Development Authority
                                          Water Facilities Rev. (American Water Co. Inc.),
                                          5.375% due 5/1/2032*................................     Aaa/AAA             6,185,760

                             2,000,000  New Jersey Educational Facilities Authority Rev.
                                          (Princeton University), 6% due 7/1/20240............     Aaa/AAA             2,098,580

NEW YORK--9.6%              10,000,000  New York State Energy Research & Development
                Authority Electric Facilities Rev. (Consolidated
                                          Edison Co. NY Inc. Project), 6.10% due 8/15/2020....     Aaa/AAA            10,050,100

                            10,000,000  New York State Thruway Authority General Rev.,
                                          6% due 1/1/20250....................................     Aaa/AAA            10,644,200

NEW  YORK  AND  6,500,000  Port  Authority  of  New  York  and  New  Jersey  NEW
  JERSEY--2.9% (JFK International Air Terminal LLC Project
                                          Rev.), 5.75% due 12/1/2022*.........................     Aaa/AAA             6,220,760

OHIO--1.5%                   2,895,000  Cleveland Waterworks Improvement First
                                          Mortgage Rev., 5.75% due 1/1/20210..................     Aaa/AAA             3,060,247

                               105,000  Cleveland Waterworks Improvement First
                                          Mortgage Rev., 5.75% due 1/1/2021...................     Aaa/AAA               102,011

PENNSYLVANIA--7.1%           2,500,000  Allegheny County Airport Rev. (Greater Pittsburgh
                                          International Airport), 6.80% due 1/1/2010*.........     Aaa/AAA             2,620,175

                             3,000,000  Lehigh County Industrial Development Authority
                                          Pollution Control Rev. (Pennsylvania Power &
                                          Light Company Project), 6.15% due 8/1/2029..........     Aaa/AAA             2,983,620

                            10,000,000  Philadelphia Airport Rev., 6.10% due 6/15/2025*.......     Aaa/AAA             9,784,800

SOUTH CAROLINA--2.0%         5,000,000  South Carolina Ports Authority Rev.,
                                          5.30% due 7/1/2026*.................................     Aaa/AAA             4,297,950

TENNESSEE--3.8%              8,000,000  Humphreys County Industrial Development Board
                    Solid Waste Disposal Rev. (E.I. duPont de
                                          Nemours & Co. Project), 6.70% due 5/1/2024*.........     Aa3/AA-             8,213,120

TEXAS--7.4%                  4,000,000  Houston Higher Education Finance Corporation Rev.
                                          (Rice University Project), 5.375% due 11/15/2029....     Aaa/AAA             3,563,240

                             5,000,000  Lower Neches Valley Authority Industrial
                 Development Corp. Sewer Facilities Rev. (Mobil
                                          Oil Refining Corp. Project), 6.40% due 3/1/2030*....     Aaa/AAA             5,019,350

                             7,500,000  Matagorda County Navigation District No. 1
                 Pollution Control Rev. (Central Power and Light
                                          Co. Project), 6.125% due 5/1/2030*..................     Aaa/AAA             7,322,625

VIRGINIA--1.9%               5,000,000  Pocahontas Parkway Association Toll Road Rev.
                                          (Route 895 Connector), 5.50% due 8/15/2028..........    Baa3/BBB-            4,077,650

---------------
See footnotes on page 7.

================================================================================
                                                              DECEMBER 31, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                               FACE                                                                RATINGS+
STATE                         AMOUNT                 MUNICIPAL BONDS                             MOODY'S/S&P        MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON--9.1%           $ 4,795,000  Chelan County Public Utility District No. 001
                    (Chelan Hydro Consolidated System Rev.),
                                          6.25% due 7/1/2017*.................................     Aaa/AAA           $  4,860,068

                             5,000,000  Chelan County Public Utility District No. 001
                                         (Chelan Hydro Consolidated System Rev.),
                                          6.35% due 7/1/2028*.................................     Aaa/AAA              5,015,200

                            10,000,000  King County Sewer GOs, 6.125% due 1/1/2033............     Aaa/AAA              9,895,200
                                                                                                                     ------------
TOTAL MUNICIPAL BONDS (Cost $215,448,580)--97.2%..............................................                        209,922,167

VARIABLE RATE DEMAND NOTES (Cost $2,400,000)--1.1%............................................                          2,400,000

OTHER ASSETS LESS LIABILITIES--1.7%...........................................................                          3,719,928
                                                                                                                     ------------
Net Investment Assets-- 100.0%................................................................                       $216,042,095
                                                                                                                     ============

---------------
 +    Ratings have not been audited by Deloitte & Touche LLP.
++    Escrowed-to-maturity security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
 o    Pre-refunded security.

See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 1999

ASSETS:
Investments at value:
   Long-term holdings (cost $215,448,580).......................................     $209,922,167
   Short-term holdings (cost $2,400,000)........................................        2,400,000      $212,322,167
                                                                                     ------------
Cash.............................................................................................           275,834
Interest receivable..............................................................................         3,725,248
Expenses prepaid to stockholder service agent....................................................            14,590
Other............................................................................................             5,238
                                                                                                       ------------
TOTAL ASSETS.....................................................................................       216,343,077
                                                                                                       ------------
LIABILITIES:
Accrued expenses and other.......................................................................           300,982
                                                                                                       ------------
NET INVESTMENT ASSETS                                                                                   216,042,095
Preferred Stock..................................................................................        75,000,000
                                                                                                       ------------
NET ASSETS FOR COMMON STOCK......................................................................      $141,042,095
                                                                                                       ============
NET ASSETS PER SHARE OF COMMON STOCK (Market Value $8.9375)......................................            $10.62
                                                                                                             ======

COMPOSITION OF NET INVESTMENT ASSETS:
Preferred  Stock  Series A, $.01 par  value,  liquidation  preference  and asset coverage per share--$100,000 and $288,056,  respectively;  Shares authorized, issued and
   outstanding--375..............................................................................      $ 37,500,000
Preferred  Stock  Series B, $.01 par  value,  liquidation  preference  and asset coverage per share--$100,000 and $288,056,  respectively;  Shares authorized, issued and
   outstanding--375..............................................................................        37,500,000
Common Stock, $.01 par value: Shares authorized--49,999,250; issued and
   outstanding--13,278,164.......................................................................           132,782
Additional paid-in capital.......................................................................       146,045,993
Undistributed net investment income..............................................................           336,045
Undistributed net realized gain..................................................................            53,688
Net unrealized depreciation of investments.......................................................        (5,526,413)
                                                                                                       ------------
NET INVESTMENT ASSETS............................................................................      $216,042,095
                                                                                                       ============

---------------
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
INTEREST.........................................................................................     $  13,482,540

EXPENSES:
Management fee.................................................................     $   1,263,720
Stockholder account, transfer, and registrar services..........................           206,007
Preferred stock remarketing fee................................................           187,500
Auditing and legal fees........................................................            68,826
Stockholder reports and communications.........................................            57,509
Stockholders' meeting..........................................................            37,168
Custody and related services...................................................            35,849
Directors' fees and expenses...................................................            33,007
Miscellaneous..................................................................            67,506
                                                                                    -------------
TOTAL EXPENSES...................................................................................        1,957,092
                                                                                                      ------------
NET INVESTMENT INCOME............................................................................       11,525,448*

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments...............................................           929,454
Net change in unrealized appreciation of investments...........................       (22,625,094)
                                                                                    -------------
NET LOSS ON INVESTMENTS..........................................................................      (21,695,640)
                                                                                                      ------------
DECREASE IN NET INVESTMENT ASSETS FROM OPERATIONS................................................     $(10,170,192)
                                                                                                      ============

---------------
* Net investment income available for Common Stock is $8,996,666, which is net of Preferred Stock dividends.

See Notes to Financial Statements.

================================================================================
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                                                      YEAR ENDED DECEMBER 31,
                                                                               ------------------------------------
                                                                                    1999                  1998
                                                                               --------------        --------------
OPERATIONS:
Net investment income ..............................................           $  11,525,448         $  11,919,890
Net realized gain on investments ...................................                 929,454             1,430,172
Net change in unrealized appreciation of investments ...............             (22,625,094)              602,983
                                                                               -------------         -------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS FROM OPERATIONS .......             (10,170,192)           13,953,045
                                                                               -------------         -------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
   Preferred Stock, Series A (per share: $3,422.15 and $3,894.95)...              (1,283,306)           (1,460,606)
   Preferred Stock, Series B (per share: $3,321.27 and $3,520.69)...              (1,245,476)           (1,320,259)
   Common Stock (per share: $0.648 and $0.737) .....................              (8,602,132)           (9,755,973)
                                                                               -------------         -------------
   Total ...........................................................             (11,130,914)          (12,536,838)
Dividends in excess of net investment income:
   Common Stock (per share: $0.031) ................................                    --                (416,270)
Net realized gain on investments:
   Common Stock (per share: $0.066 and $0.108) .....................                (875,766)           (1,431,625)
                                                                               -------------         -------------
DECREASE IN NET INVESTMENT ASSETS FROM DISTRIBUTIONS ...............             (12,006,680)          (14,384,733)
                                                                               -------------         -------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued for investment plan
   (57,232 and 64,241 shares) ......................................                 601,560               793,243
Value of shares of Common Stock issued in payment of gain
   distribution (16,012 and 18,595 shares) .........................                 145,909               227,975
Cost of shares purchased for investment plan
   (74,300 and 26,400 shares) ......................................                (777,534)             (325,032)
                                                                               -------------         -------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS FROM

   CAPITAL SHARE TRANSACTIONS ......................................                 (30,065)              696,186
                                                                               -------------         -------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS .......................             (22,206,937)              264,498
NET INVESTMENT ASSETS:
Beginning of year ..................................................             238,249,032           237,984,534
                                                                               -------------         -------------
ENDOF YEAR  (including  undistributed  net  investment  income and  dividends in excess of net investment income of $336,045 and
   $(58,489), respectively) ........................................           $ 216,042,095         $ 238,249,032
                                                                               =============         =============

---------------
See Notes to Financial Statements.

===============================================================================
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. FEDERAL TAXES -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. DISTRIBUTIONS TO STOCKHOLDERS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

      The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1999, amounted to $37,570,210 and $37,423,408, respectively.

    At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $4,226,193 and $9,752,606, respectively.


3. DIVIDEND INVESTMENT PLAN -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two separate asset maintenance tests after giving effect to such distributions.

    The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 1999, 74,300 shares were purchased in the open market at a cost of $777,534, which represented a weighted average discount of 8.86% from the net asset value of those acquired shares. A total of 57,232 shares were issued to Plan participants during the period for proceeds of $601,560, a weighted average discount of 10.20% from the net asset value of those shares.

4. CAPITALIZATION -- The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock.

    The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends

================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)

in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. The liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends.

    Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and typically are reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

    The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund's average daily net assets.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $155,917 for stockholder account services.

    Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1999, of $65,955 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

===============================================================================
FINANCIAL HIGHLIGHTS

  The Fund's  financial  highlights are presented  below.  "Per share  operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

    "Total investment return" measures the Fund's performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares.

    The ratios of expenses and net investment income to average net assets and to average net assets for Common Stock, for the years presented, do not reflect the effect of dividends paid to Preferred Stockholders.


                                                                               YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                  1999       1998     1997       1996      1995
                                                                 -------   -------   -------    -------   -------
NET ASSET VALUE, BEGINNING OF YEAR.........................      $12.29    $12.33    $12.16     $12.51    $11.54
                                                                 ------    ------    ------     ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................        0.87      0.90      0.96       1.02      1.03
Net realized and unrealized investment gain (loss).........       (1.63)     0.15      0.44      (0.29)     1.11
                                                                 ------    ------    ------     ------    ------
TOTAL FROM INVESTMENT OPERATIONS...........................       (0.76)     1.05      1.40       0.73      2.14
                                                                 ------    ------    ------     ------    ------
LESS DISTRIBUTIONS:
Dividends paid from net investment income
   on Preferred Stock......................................       (0.19)    (0.21)    (0.21)     (0.20)    (0.23)
Dividends paid from net investment income
   on Common Stock.........................................       (0.65)    (0.74)    (0.84)     (0.84)    (0.84)
Dividends in excess of net investment income paid
   on Common Stock.........................................          --     (0.03)       --         --        --
Distributions from net realized gain.......................       (0.07)    (0.11)    (0.18)     (0.04)    (0.10)
                                                                 ------    ------    ------     ------    ------
TOTAL DISTRIBUTIONS........................................       (0.91)    (1.09)    (1.23)     (1.08)    (1.17)
                                                                 ------    ------    ------     ------    ------
NET ASSET VALUE, END OF YEAR...............................      $10.62    $12.29    $12.33     $12.16    $12.51
                                                                 ======    ======    ======     ======    ======
MARKET VALUE, END OF YEAR..................................      $ 8.9375  $12.5625  $13.9375   $12.50    $12.50
                                                                 ========  ========  ========   ======    ======
TOTAL INVESTMENT RETURN:
Based upon market value....................................      (23.76)%   (3.28)%   20.97%      7.49%    28.58%
Based upon net asset value.................................       (7.42)%    6.98%    10.01%      4.48%    17.09%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net investment assets..................        0.85%     0.88%     0.90%      0.86%     0.91%
Expenses to average net assets for Common Stock............        1.26%     1.28%     1.32%      1.27%     1.34%
Net investment income to average net
   investment assets.......................................        5.02%     5.00%     5.35%      5.70%     5.74%
Net investment income to average net assets for
   Common Stock............................................        7.45%     7.29%     7.87%      8.40%     8.45%
Portfolio turnover.........................................       16.72%    16.85%    27.83%     21.74%    13.37%
NET INVESTMENT ASSETS, END OF YEAR (000s omitted):
FOR COMMON STOCK...........................................     $141,042  $163,249   $162,985  $159,399  $162,953
FOR PREFERRED STOCK........................................       75,000    75,000     75,000    75,000    75,000
                                                                --------  --------   --------  --------  --------
TOTAL NET INVESTMENT ASSETS................................     $216,042  $238,249   $237,985  $234,399  $237,953
                                                                ========  ========   ========  ========  ========

---------------
See Notes to Financial Statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders,
Seligman Select Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Select Municipal Fund, Inc. as of December 31, 1999, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned at December 31, 1999, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
February 4, 2000

================================================================================
DIVIDEND INVESTMENT PLAN

    The Dividend Investment Plan (the "Plan") is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. ("Seligman Data"), P.O. Box 9759, Providence, RI02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such Stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

    Purchases will be made by the Fund from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder's account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended December 31, 1999, the Fund purchased 74,300 shares in the open market for dividend and gain investment purposes.

    Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee's name and

================================================================================
DIVIDEND INVESTMENT PLAN

held for the account of beneficial owners who are participating in such Plan by delivering shares on behalf of such holder to such nominee's account at Depository Trust Company ("DTC"). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

    A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder's name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

    Seligman Data will maintain all Common Stockholders' accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the accounts, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder's proxy will include those shares purchased or received pursuant to the Plan.

    The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

    The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

    The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 1999.

================================================================================
BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

ALICE S. ILCHMAN 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
Director, Conoco Inc.

JOHN E. MEROW 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
Trustee, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
Retired Partner,
   Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

ROBERT L. SHAFER 3, 4
Retired Vice President, Pfizer Inc.

JAMES N. WHITSON 2, 4
Director and Consultant,
   Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

BRIAN T. ZINO 1
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

DIRECTOR EMERITUS
Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

---------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

================================================================================
EXECUTIVE OFFICERS

WILLIAM C. MORRIS                AUDREY G. KUCHTYAK             THOMAS G. ROSE
Chairman                         Vice President                 Treasurer


THOMAS G. MOLES                  LAWRENCE P. VOGEL              FRANK J. NASTA
President                        Vice President                 Secretary


EILEEN A. COMERFORD
Vice President


--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan &Cromwell


INDEPENDENT AUDITORS
Deloitte & Touche LLP


STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 874-1092    Stockholder Services

(212) 682-7600    Outside the United States

(800) 622-4597    24-Hour Automated
                  Telephone Access Service